Exhibit 24.1







                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement of Tredegar Industries, Inc. on Form S-8 (File Number 33-64647) of our report dated June 9, 1997, appearing in this Annual Report on Form 11-K of the Savings Plan for the Employees of Tredegar Industries, Inc. for the year ended December 31, 1996.



                                         PLOTT & WALTON, PC

































June 19, 1997